UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 21, 2003

Leesport Financial Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-14555	23-2354007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1240 Broadcasting Road, Wyomissing, Pennsylvania		19610
(Address of principal executive offices)		(Zip Code)

(610) 208-0966
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Item 7.	Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed herewith:

99.1 Press Release, dated October 21, 2003, of Leesport Financial Corp. re: third quarter 2003 financial condition and results of operations.

Item 12.	Financial Condition and Results of Operations

On October 21, 2003, Leesport Financial Corp. issued a press release discussing third quarter 2003 results of operations and financial condition. The press release is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEESPORT FINANCIAL CORP.

Dated:	October 23, 2003	/s/ Stephen A. Murray
Stephen A. Murray,
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated October 21, 2003, of Leesport Financial Corp. re: third quarter 2003 results of operations and financial condition.